EXHIBIT 99.1

SolarWindow Issues 2025 Year-End Shareholder Letter and 2026 Outlook

SCOTTSDALE, Ariz., Dec. 08, 2025 (GLOBE NEWSWIRE) -- SolarWindow Technologies, Inc. (Symbol: WNDW), developer of transparent electricity-generating coatings for glass and plastics, today released the following year-end shareholder letter from President & CEO Amit Singh.

Dear Shareholders,

As 2025 draws to a close, I want to share a brief reflection on the progress we’ve made and how we are positioning SolarWindow for the opportunities ahead in 2026.

Since being appointed President & CEO last year, my team and I have worked tirelessly with one objective in mind: engaging with leading manufacturers for the commercialization of transparent electricity-generating products.

As a result, the last year has been transformational.

We have:

  Strengthened our balance sheet
  Deepened our leadership team
  Advanced the development of new products
  Extended our geographic reach with new partnerships
  Expanded industry relationships with global manufacturers
  Broadened our intellectual property protections with newly issued patents

Each achievement brings us closer to our mission: turning ordinary glass into clean, transparent electricity-generating products deployed across buildings, vehicles, and infrastructure.

Successful Financing to Advance Commercialization

Less than 6 months ago, we successfully completed a $3.9 million financing to advance commercialization initiatives and accelerate manufacturing readiness with industry partners across the United States and internationally.

This financing fortifies our balance sheet and demonstrates investor confidence in both our mission and our market opportunity. Furthermore, the structure of this financing underscores our investors’ unwavering commitment to strengthening SolarWindow through sustainable growth and long-term value creation.

While much work remains ahead of us, this funding positions SolarWindow to execute on key deliverables in engineering, supply chain development, and product validation – critical steps toward full-scale commercialization.

Expanded Leadership to Open New Doors Globally

This past year, a critical priority was to attract sophisticated capital from strategic investors with global reach and deep industry relationships. As a result, SolarWindow welcomed Mr. Paco Bono, founder of Silica Holding B.V., as both a lead investor in our recent financing, and more recently, a member of our Board of Directors.

Through his firm, Silica, Mr. Bono invests in innovative glass, light, and energy breakthroughs, including ultra-thin flexible solar, advanced holographic optical elements, specialty coatings for glass and plastics, and next-generation light-manipulation technologies.

Mr. Bono brings more than 25 years of global leadership in advanced glass and solar production across the Americas, Europe, the Middle East, and Asia. His access to global industry intelligence, operational excellence, and insight into global manufacturing ecosystems and the complexities of advanced glass processing has already informed our commercial strategy and enabled new partner engagements.

Commercial Partnerships with Leading Product Manufacturers

With strengthened capital, a growing IP portfolio, and expanded industry experience, I have prioritized direct engagement with leaders at some of the world’s largest product manufacturers.

SolarWindow’s commercialization strategy prioritizes collaboration with established manufacturers who already possess global production platforms. This approach will allow us to scale rapidly, minimize capital expenditure, and accelerate our path to market by integrating electricity-generating glass into real-world products.

Lippert Components

Our collaboration with Lippert Components, Inc., a Fortune 1000 Company and global leader in recreational vehicles, windows, and specialty glass, continues to progress under a signed Framework Agreement. Together, we are continuing to develop SolarWindow–Lippert products for integration into recreational vehicles, marine vessels, and specialty building products.

Of course, there is work ahead of us and there can be no assurance that these development efforts will result in a definitive commercial agreement, or that any SolarWindow-Lippert products will ultimately be successfully developed, manufactured, or commercially deployed.

Meanwhile, Lippert’s scale, market reach, manufacturing expertise, and shared commitment to innovation offer a strong platform for commercial adoption of our electricity-generating products.

Other Partnership and Product Opportunities

Beyond Lippert, we are in discussions with additional partners across architectural glass, plastics, specialty materials, and advanced manufacturing.

These opportunities underscore growing recognition of SolarWindow’s technology and reinforce our partnership-driven approach to capital-efficient product manufacturing and scalability.

In addition to our transparent electricity-generating coatings, I have also prioritized evaluating opportunities to expand our product line through synergistic technologies within the broader solar energy ecosystem.

Intellectual Property Expansion

Innovation remains at the core of SolarWindow. Over the past year, we have expanded our intellectual property estate with new patents covering advanced coating formulations, flexible substrate integration, and transparent power module designs. These filings fortify our competitive moat, protect critical process know-how, and enhance the value of our technology portfolio in key jurisdictions around the world.

For example, just weeks ago, SolarWindow secured an allowance for new protections in the United States, successfully augmenting patent coverage previously granted in China.

These patents protect SolarWindow’s virtually invisible “power-line” technology, which carries electricity generated from sunlight through micro-scale power-transport lines embedded in the glass. These lines form a nearly imperceptible “power-grid” that maintains electrical performance while delivering a clear, unobstructed view through the glass to achieve high architectural aesthetics.

Other recently issued patents secure the foundational technologies that make transparent electricity-generating glass commercially viable, scalable, durable, and architecturally appealing. These inventions strengthen SolarWindow’s manufacturing platform, expand our addressable markets, and ensure the visual and performance standards required for broad adoption across the Americas, Europe, and Asia.

As part of our multi-year global IP strategy, SolarWindow has also secured patent grants spanning materials innovation, manufacturing methods, structural device architecture, and aesthetic performance. We anticipate additional patent awards to further enhance the performance and manufacturability of our electricity-generating windows, skylights, sunroofs, and flat or curved glass for buildings, greenhouses, automotive and aerospace applications, among others.

Our expanding IP is the result of a sustained program to tactically add layers of accretive patents that build a protective moat around our transparent solar products. These global protections strengthen our position to innovate, develop, and commercialize with confidence across key markets, including the United States, Europe, and China.

With capital, leadership, partnerships, and IP momentum now aligned, SolarWindow is well positioned to accelerate into 2026. Together, these achievements form a durable platform for SolarWindow’s next phase of growth.

2026: Momentum & Opportunity

Upon my appointment as President and CEO, I immediately established ambitious goals for SolarWindow. I am proud to report that my team has achieved and exceeded what we set out to do.

As a result, SolarWindow has become increasingly active in the marketplace and opportunities continue to grow. We are seeing heightened interest from global manufacturers, integrators, and developers who are eager to explore how transparent electricity-generating glass can enable cleaner, more efficient power generation across industries.

Our trajectory for the upcoming year is clear: continue to build a strong financial foundation, a deepening leadership team, and a product portfolio aligned with global demand for clean energy solutions.

2026 is expected to be a pivotal year as we move further along the path toward commercial deployment.

A Final Note

Moving forward, I plan to be more engaged with our shareholders to provide meaningful updates on our work. I invite you to stay connected with our team. Please feel free to contact us at (800) 213-0689 or email us at info@solarwindow.com.

Thank you for your continued trust as we build the future of transparent clean energy solutions. Your support fuels our progress, and we do not take it for granted.

With appreciation and confidence,

Amit Singh
President & Chief Executive Officer
SolarWindow Technologies, Inc.

SolarWindow Technologies, Inc.
SolarWindow Technologies, Inc. (Symbol: WNDW; www.solarwindow.com) is a developer of transparent LiquidElectricity® coatings and processes which generate electricity on glass and plastics. When applied to otherwise ordinary glass, for example, these coatings generate electricity, producing power under natural, artificial, low, shaded, and reflected light conditions.

SolarWindow targets applications beyond conventional solar panels. The Company’s LiquidElectricity® can generate electricity for architectural applications including building windows, facades, and rooftops. LiquidElectricity® has wide-ranging utility, including automotive, commercial greenhouse, marine, and aerospace applications, and presents superior aesthetics for generating energy to enable faster financial breakeven.

The SolarWindow Promise: Engineer, design, and ultimately manufacture and deliver LiquidElectricity® products which reward customers with affordable clean energy for a healthier, safer, and more sustainable planet. SolarWindow is ClearlyElectric®.

SolarWindow Contacts
For additional information on SolarWindow, please call Amit Singh at (800) 213-0689, or visit www.solarwindow.com, follow us on X @solartechwindow or on Facebook.
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Social Media Disclaimer
SolarWindow stockholders, investors and others should note that we announce material information to the public about the Company through a variety of means, including our website (https://www.solarwindow.com/investors), through press releases, SEC filings, public conference calls, via our corporate X account (@solartechwindow), Facebook page (https://www.facebook.com/SolarWindowTechnologies) and LinkedIn page (https://www.linkedin.com/company/solar-window-technology/) in order to achieve broad, non-exclusionary distribution of information to the public and to comply with our disclosure obligations under Regulation FD. We encourage our investors and others to monitor and review the information we make public in these locations as such information could be deemed to be material information. Please note that this list may be updated from time to time.

Forward Looking Statements
This press release contains information about SolarWindow and Lippert that may constitute “forward-looking statements” as that term is defined under the Private Securities Litigation Reform Act of 1995 and other securities laws. These forward-looking statements are based upon current expectations or beliefs, as well as a number of assumptions about future events. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those laws as applicable. Although SolarWindow and Lippert™ believe that the expectations reflected in such forward-looking statements and the assumptions upon which they are based are reasonable as at the time made, no assurance can be given that such expectations and assumptions will prove to have been correct.

Generally, we have identified such forward-looking statements by using such words as “aim,” “anticipate,” “believe,” “could,” “estimate,”  “expect,” “forecast,” “future,” “goal,” “intend,” “may,” “plan,” “project,” “should,” “target,” “will,” and similar expressions or by using future dates in connection with any discussion of, among other things, statements expressing general views about future development, manufacture, production, marketing or sale  of SolarWindow-Lippert Products, or the execution of manufacturing or licensing agreements between the parties, that we expect or anticipate will occur in the future, anticipated cost savings, potential capital and operational cash improvements and changes in the global economic environment, as well as statements regarding the proposed transaction, including the timing of the completion of the transaction. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements include all statements that are not historical facts, but instead represent only our beliefs regarding future goals, plans and expectations about our prospects for the future and other events, many of which, by their nature, are inherently uncertain and outside of our control. It is possible that the actual results of our collaboration may differ, possibly materially, from the anticipated results indicated in these forward-looking statements.

Caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made and are  subject to numerous factors and uncertainties, including but not limited to adverse economic conditions, intense competition, lack of meaningful research results, entry of new competitors and products, adverse federal, state and local government regulation, inadequate capital, unexpected costs and operating deficits, increases in general and administrative costs, termination of contracts or agreements, technological obsolescence technical problems relating to manufacturing methodologies, price increases for supplies and components, litigation and other proceedings involving either party,  adverse publicity and news coverage, inability to carry out research, development and commercialization plans, loss or retirement of key executives and research scientists, failure to obtain required regulatory approvals, inflationary factors, and other risks. All information in this press release is as of the date set forth above. Neither party undertakes any duty to update any forward-looking statement to conform the statement to actual results or changes in its expectations whether because of new information, future events or otherwise, except as required by law. No statement herein should be considered an offer or a solicitation of an offer for the purchase or sale of any securities.

A photo accompanying this announcement is available at https://www.globenewswire.com/NewsRoom/AttachmentNg/85528a5f-78e1-44d0-96ca-ecd58cb6f95b